Exhibit 10.1

FIRST AMENDMENT

THIS FIRST AMENDMENT (this “Amendment”) dated as of December 20, 2016 to the Credit Agreement referenced below is by and among COMPUTER PROGRAMS AND SYSTEMS, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto, and REGIONS BANKS, as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, credit facilities have been extended to the Borrower pursuant to the Credit Agreement, dated as of January 8, 2016 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Borrower, the Guarantors identified therein, the Lenders identified therein, and Regions Bank, as Administrative Agent and Collateral Agent; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement, and the Required Lenders have agreed to the requested modifications on the terms set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.            Amendment to the Credit Agreement.  Section 8.8(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

(a)            Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio as of the end of any Fiscal Quarter of the Borrower to be greater than the ratio corresponding to such fiscal quarter set forth below:

Calendar Year	March 31	June 30	September 30	December 31
2016	3.50 to 1.0	3.50 to 1.0	3.50 to 1.0	3.50 to 1.0
2017	3.50 to 1.0	3.50 to 1.0	3.50 to 1.0	3.00 to 1.0
2018	3.00 to 1.0	3.00 to 1.0	3.00 to 1.0	2.50 to 1.0
thereafter	2.50 to 1.0	2.50 to 1.0	2.50 to 1.0	2.50 to 1.0

3.            Conditions Precedent.  This Amendment shall be effective upon satisfaction of each of the following conditions precedent:

(a)            receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent; and

(b)            payment by the Borrower to the Administrative Agent, for the account of each Lender that approves this Amendment, of a fee of 10 basis points (0.10%) on the amount of the Revolving Commitment and the Outstanding Amount of Term Loan of such Lender immediately prior to giving effect to this Amendment.

4.            Amendment is a “Credit Document”.  This Amendment is a Credit Document and all references to a “Credit Document” in the Credit Agreement and the other Credit Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Credit Documents) shall be deemed to include this Amendment.

5.            Representations and Warranties; No Default.  Each Credit Party represents and warrants to the Administrative Agent that, on and as of the date hereof, immediately after giving effect to this Amendment, (a) the representations and warranties contained in Section 6 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects (except to the extent such representation or warranty is already qualified by materiality in which case such representation and warranty is true and correct in all respects) on and as the date hereof, except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects (except to the extent such representation or warranty is already qualified by materiality in which case such representation and warranty is true and correct in all respects) as of such earlier date, and (b) no event has occurred and is continuing which constitutes an Event of Default or a Default.

6.            Reaffirmation of Obligations.  Each Credit Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Credit Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Credit Party’s obligations under the Credit Documents.

7.            Reaffirmation of Security Interests.  Each Credit Party (a) affirms that each of the Liens granted in or pursuant to the Credit Documents are valid and subsisting and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Credit Documents.

8.            No Other Changes.  Except as modified hereby, all of the terms and provisions of the Credit Documents shall remain in full force and effect.

9.            Counterparts/Facsimile.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Amendment.

10.          Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

 [signature pages follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.
BORROWER:	COMPUTER PROGRAMS AND SYSTEMS, INC.,
a Delaware corporation

	By:	/s/ Matt J. Chambless
	Name:	Matt J. Chambless
	Title:	Chief Financial Officer

GUARANTORS:	TRUBRIDGE, LLC,
a Delaware limited liability company

	By:	Computer Programs and Systems, Inc.
	Its:	Managing Member

	By:	/s/ Matt J. Chambless
	Name:	Matt J. Chambless
	Title:	Chief Financial Officer

EVIDENT, LLC,
a Delaware limited liability company

	By:	Computer Programs and Systems, Inc.
	Its:	Managing Member

	By:	/s/ Matt J. Chambless
	Name:	Matt J. Chambless
	Title:	Chief Financial Officer

HEALTHLAND HOLDING INC.,
a Delaware corporation

	By:	/s/ Matt J. Chambless
	Name:	Matt J. Chambless
	Title:	Chief Financial Officer

HEALTHLAND INC.,
a Minnesota corporation

	By:	/s/ Matt J. Chambless
	Name:	Matt J. Chambless
	Title:	Chief Financial Officer

AMERICAN HEALTHTECH, INC.,
a Mississippi corporation

	By:	/s/ Matt J. Chambless
	Name:	Matt J. Chambless
	Title:	Chief Financial Officer

RYCAN TECHNOLOGIES, INC.,
a Minnesota corporation

By:	/s/ Matt J. Chambless
Name:	Matt J. Chambless
Title:	Chief Financial Officer

ADMINISTRATIVE AGENT:	REGIONS BANK

	By:	/s/ Steven M. Hamil
	Name:	Steven M. Hamil
	Title:	Senior Vice President

LENDERS:	REGIONS BANK

	By:	/s/ Steven M. Hamil
	Name:	Steven M. Hamil
	Title:	Senior Vice President

WELLS FARGO BANK, N.A.

	By:	/s/ Akiko Farnsworth
	Name:	Akiko Farnsworth
	Title:	Vice President

HANCOCK BANK

	By:	/s/ Edward E. Midyett
	Name:	Edward E. Midyett
	Title:	Senior Vice President

COMPASS BANK

	By:	/s/ Mark Taylor
	Name:	Mark Taylor
	Title:	Senior Vice President

FIFTH THIRD BANK

	By:	/s/ Joshua N. Livingston
	Name:	Joshua N. Livingston
	Title:	Duly Authorized Signatory

KEYBANK NATIONAL ASSOCIATION

	By:	/s/ David A. Wild
	Name:	David A. Wild
	Title:	Senior Vice President

SUNTRUST BANK

	By:	/s/ Jonathan Hart
	Name:	Jonathan Hart
	Title:	Vice President

CITIZENS BANK N.A.

By:	/s/ Sean J. Lynch
Name:	Sean J. Lynch
Title:	Managing Director

TRUSTMARK NATIONAL BANK

By:	/s/ Robert F. Diehl, Jr.
Name:	Robert F. Diehl, Jr.
Title:	Executive Vice President

BRYANT BANK

By:	/s/ Gregory E. Strachan
Name:	Gregory E. Strachan
Title:	President, Baldwin County

SYNOVUS BANK

By:	/s/ Charles C. Clark, Jr.
Name:	Charles C. Clark, Jr.
Title:	Director

JPMORGAN CHASE BANK, N.A.

By:	/s/ William Horstman
Name:	William Horstman
Title:	Authorized Officer